Exhibit 10.2

                          COMMON STOCK VOTING AGREEMENT


     COMMON STOCK VOTING AGREEMENT, dated as of February 17, 2005 (this "Agreement"), by and among Pisces Investment Limited, a company organized under the Companies Law of Cyprus ("Pisces"), Metromedia International Group, Inc., a Delaware corporation (the "Company"), Metromedia Company, a Delaware general partnership, Stuart Subotnick, the Trust, dated as of May 30, 1984, as amended and restated, John W. Kluge, as grantor, and John W. Kluge, Manufacturers Hanover Trust Company (n/k/a J.P. Morgan Chase Bank) and Stuart Subotnick, as trustees, and the Trust dated as of December 14, 2001 between John W. Kluge, as Grantor and Stuart Subotnick and J.P. Morgan Trust Company of Delaware, as Trustees (each a "Principal Stockholder" and together, the "Principal Stockholders").

     WHEREAS, the Company, Pisces, First National Holding S.A., a societe anonyme organized under the laws of Luxembourg ("FNH") and Emergent Telecom Ventures S.A., a societe anonyme organized under the laws of Switzerland ("ETV", and together with FNH and Pisces, the "Buyers"), are entering into a Share Purchase Agreement, dated as of the date hereof (as amended, supplemented or modified from time to time in accordance with its terms, the "Purchase Agreement"), which provides for the sale of all of the Company's right, title and interest in and to all of the authorized, issued and outstanding share capital of NWE Capital (Cyprus), Ltd., a company organized under the Companies Law of Cyprus and a wholly-owned subsidiary of the Company (the "Share Purchase");

     WHEREAS, as of the date hereof, each of the Principal Stockholders is the holder of the number of shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company set forth opposite such Principal Stockholder's name on Schedule 3.3(a) hereto (the shares of Common Stock held by such Principal Stockholder are referred to herein as the "Owned Common Stock"); and

     WHEREAS, as a condition to the willingness of the Buyers to enter into the Purchase Agreement, the Buyers have requested that the Principal Stockholders agree, and each of the Principal Stockholders has agreed, to enter into this Agreement with respect to all of the Common Stock now owned and which may hereafter be acquired (whether by means of purchase, dividend, distribution or in any other way) by each such Principal Stockholder (collectively, the "Shares").

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement as in effect on the date hereof.

                                   ARTICLE II

                   AGREEMENT OF PRINCIPAL STOCKHOLDER TO VOTE

     Section 2.1 Agreement to Vote. Each of the Principal Stockholders (severally and not jointly) hereby agrees that at any time that the Company conducts a meeting of, or otherwise seeks a vote or consent of, the holders of Common Stock for the purpose of approving and adopting the Share Purchase and the actions required in furtherance thereof, such Principal Stockholder shall vote, or provide a consent with respect to his or its Shares (x) in favor of the Share Purchase and the actions required in furtherance thereof and (y) against any action or agreement that would compete with, impede, delay or interfere with the approval of the Share Purchase.

     Section 2.2 Grant of Proxy. In furtherance and not in limitation of the foregoing, each of the Principal Stockholders hereby grants to and appoints Pisces his or its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote his or its Shares as indicated in
Section 2.1. Each of the Principal Stockholders hereby confirms that this proxy is being given in connection with and as a condition of the execution of the Purchase Agreement and intends this proxy to be irrevocable and coupled with an interest and shall take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each of the Principal Stockholders hereby revokes any and all previous proxies and powers of attorney with respect to such Principal Stockholder's Owned Common Stock or any other voting securities of the Company that relate to the approval of the Share Purchase. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Principal Stockholder, and all obligations of the Principal Stockholders under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Principal Stockholders.

     Section 2.3 Fiduciary Duties. Notwithstanding anything to the contrary in this Agreement, in the case of any Principal Stockholder who is a director of the Company, the agreements of such Stockholder contained in this Agreement shall not govern, limit or restrict such Principal Stockholder's ability to exercise his or her fiduciary duties to the stockholders of the Company under applicable laws in his or her capacity as a director of the Company.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                          OF EACH PRINCIPAL STOCKHOLDER

     Each Principal Stockholder hereby represents and warrants, severally and not jointly, to Pisces and the Company as follows:

     Section 3.1 Authority Relative to This Agreement. Such Principal Stockholder has all necessary capacity, power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Principal Stockholder and the consummation by such Principal Stockholder of the transactions contemplated hereby has been duly and validly authorized by such Principal Stockholder, and no other proceedings on the part of such Principal Stockholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Principal Stockholder and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms.

     Section 3.2 No Conflict.
                 -----------

     (a) The execution and delivery of this Agreement by such Principal Stockholder does not, and the performance of this Agreement by such Principal Stockholder shall not, (i) conflict with or violate the organizational documents of such Principal Stockholder, if applicable, (ii) conflict with or violate any Legal Requirements applicable to such Principal Stockholder or by which his or its Owned Common Stock are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of his or its Owned Common Stock pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Principal Stockholder is a party or by which such Principal Stockholder or his or its Owned Common Stock are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Principal Stockholder of his or its obligations under this Agreement.

     (b) The execution and delivery of this Agreement by such Principal Stockholder does not, and the performance of this Agreement by such Principal Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party, court or arbitrator or any Governmental Entity except (i) for applicable requirements, if any, of the Exchange Act and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Principal Stockholder of his or its obligations under this Agreement.

     Section 3.3 Title to the Owned Common Stock.
                 -------------------------------

     (a) As of the date hereof, such Principal Stockholder is the owner of the Owned Common Stock set forth opposite such Principal Stockholder's name on
Schedule 3.3(a) hereto. Except for the Common Stock Equivalents held by such Principal Stockholder, such Owned Common Stock is all of the Common Stock owned, either of record or beneficially, whether held directly or indirectly, by such Principal Stockholder.

     (b) All rights or interests exercisable for or convertible into Common Stock that are owned, either of record or beneficially, by such Principal Stockholder are set forth on Schedule 3.3(b) hereto ("Common Stock Equivalents").

     (c) The Owned Common Stock held by such Principal Stockholder is owned free and clear of all Liens, rights of first refusal, agreements or limitations on such Principal Stockholder's voting rights, charges and other encumbrances of any nature whatsoever. Such Principal Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to his or its Owned Common Stock.

     Section 3.4 No Finder's Fee. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Principal Stockholder.

     Section 3.5 Reliance by the Buyers. Such Principal Stockholder understands and acknowledges that the Buyers are entering into the Purchase Agreement in reliance upon such Principal Stockholder's execution and delivery of this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                    OF PISCES

     Pisces hereby represents and warrants to the Company and each Principal Stockholder as follows:

     Section 4.1 Authority Relative to This Agreement. Pisces has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Pisces and the consummation by Pisces of the transactions contemplated hereby have been duly and validly authorized by Pisces, and no other proceedings on the part of Pisces are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by Pisces and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of Pisces, enforceable against it in accordance with its terms.

     Section 4.2 No Conflict.
                 -----------

     (a) The execution and delivery of this Agreement by Pisces does not, and the performance of this Agreement by Pisces shall not, (i) conflict with or violate the organizational documents of Pisces, (ii) conflict with, violate or require any consent or notice under any Legal Requirements applicable to Pisces or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Pisces is a party or by which Pisces is bound or affected, except, in the case of clauses (ii) and
(iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by Pisces of its obligations under this Agreement.

     (b) The execution and delivery of this Agreement by Pisces does not, and the performance of this Agreement by Pisces shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any Governmental Entity except (i) Necessary Consents and Filings and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Pisces of its obligations under this Agreement.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants to Pisces and each Principal Stockholder as follows:

     Section 5.1 Authority Relative to This Agreement. The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company, and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     Section 5.2 No Conflict.
                 -----------

     (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the organizational documents of the Company, (ii) conflict with, violate or require any consent or notice under any Legal Requirements applicable to the Company or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any Company Permit or Contract to which the Company is a party or by which the Company is bound or affected, except, in the case of clauses
(ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Company of its obligations under this Agreement.

     (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any Governmental Entity except (i) for Necessary Consents and Filings and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Company of its obligations under this Agreement.

                                   ARTICLE VI

                     COVENANTS OF THE PRINCIPAL STOCKHOLDERS

     Section 6.1 No Inconsistent Agreements. Each Principal Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, such Principal Stockholder shall not enter into any agreement or grant a proxy or power of attorney with respect to its Shares which is inconsistent with this Agreement.

     Section 6.2 No Encumbrances. Each Principal Stockholder hereby covenants and agrees that such Principal Stockholder shall not by any action or omission cause any Liens, rights of first refusal, agreements or limitations on such Principal Stockholder's Shares or voting rights with respect to his or its Shares.

     Section 6.3 No Transfer. Each Principal Stockholder hereby agrees that he or it shall not, directly or indirectly, so long as this Agreement is in effect, offer for sale, sell, transfer, give, assign or otherwise dispose of (each, a "Transfer"), or agree to Transfer, any Shares (except to Transfer his or its Shares to another Principal Stockholder or to a Person that agrees to be bound by the provisions of this Agreement with respect to the transferred Shares (such agreement to be evidenced by a written agreement in form and substance reasonably acceptable to Pisces)). Such Principal Stockholder agrees to promptly provide the Company with the certificates representing all of his or its Shares in order for the Company to imprint the following legend on such certificates:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF FEBRUARY 17, 2005, AS MAY BE AMENDED FROM TIME TO TIME. A COPY OF THE VOTING AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF.

     Section 6.4 No Groups. Each Principal Stockholder agrees that he or it shall not, and shall cause each of his or its Affiliates not to, become a member of a "group" (as that term is used in Section 13(d) of the Exchange Act) with respect to any Shares or other voting securities of the Company for the purpose of opposing or competing with the transactions contemplated by the Purchase Agreement.

     Section 6.5 No Public Statements. Each Principal Stockholder agrees that he or it shall not, and shall cause each of his or its Affiliates and Representatives (other than the Company and its Representatives) not to, issue any press releases or make any public statements with respect to this Agreement, the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement without the prior written consent of Pisces and the Company.

     Section 6.6 Commercially Reasonable Efforts. Each Principal Stockholder shall promptly consult with the Company and use commercially reasonable efforts to provide any necessary information and material with respect to all filings made by such Principal Stockholder with any Governmental Entity in connection with this Agreement and the Purchase Agreement and the transactions contemplated hereby and thereby. The Company acknowledges that such Principal Stockholder may be required to file an amendment to Schedule 13D or 13G in connection with this Agreement.

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the Closing, (b) the termination of the Purchase Agreement in accordance with its terms and (c) the effectiveness of any amendment of the Purchase Agreement that reduces the consideration to be paid in respect of the Share Purchase below US$215,000,000. Any such termination shall be without prejudice to liabilities arising hereunder before such termination.

     Section 7.2 Non-Survival. The representations and warranties made herein shall terminate upon termination of this Agreement.

     Section 7.3 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions of this Agreement are not performed in accordance with the terms hereof, that money damages would not be sufficient for any breach of this Agreement and that the parties shall be entitled to specific performance of the terms hereof (without any requirement for the posting of a bond or other security), in addition to any other remedy at law or in equity.

     Section 7.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 7.5 Entire Agreement. This Agreement constitutes the entire agreement among the Company, Pisces and the Principal Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company, Pisces and the Principal Stockholders with respect to the subject matter hereof.

     Section 7.6 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person or entity who or which is not a party hereto, nor shall it confer upon any other Person any rights or remedies hereunder.

     Section 7.7 Waiver. Any waiver shall be valid only if set forth in writing signed by the parties hereto. Mere inaction or failure to exercise any right, remedy or option under this Agreement, or delay in exercising the same, will not operate as, nor shall be construed as, a waiver, and each such right shall be deemed an ongoing right and may be asserted at any time and from time to time.

     Section 7.8 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

     Section 7.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

     Section 7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

     Section 7.11 Jurisdiction. Each party to this Agreement hereby (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware with respect to all actions and proceedings arising out of or relating to this Agreement and the transactions contemplated hereby; (b) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence any action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts; (c) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum; (d) irrevocably appoints The Corporation Trust Company in the case of Pisces and the Corporation Service Company in the case of the Seller and the Principal Stockholders as its agent for the sole purpose of receiving service of process or other legal summons in connection with any such dispute, litigation, action or proceeding brought in such courts and agrees that it will maintain The Corporation Trust Company in the case of Pisces and the Corporation Service Company in the case of the Seller and the Principal Stockholders at all times as its duly appointed agent in the State of Delaware for the service of any process or summons in connection with any such dispute, litigation, action or proceeding brought in such courts and, if it fails to maintain such an agent during any period, any such process or summons may be served on it by mailing a copy of such process or summons to it in accordance with, and in the manner provided in, Section 7.16 hereof, with such service deemed effective on the fifth day after the date of such mailing; and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     Section 7.12 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 7.13 Rules of Construction. The parties to this Agreement agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Legal Requirement or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     Section 7.14 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 7.15 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto (and which transfer shall not relieve such Principal Stockholder of his or its obligations hereunder in the event of a breach by its transferee).

     Section 7.16 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

     if to Pisces, to:

     Pisces Investment Limited
     c/o Trident Trust
     Theklas Lyssioti, 29
     Cassandra Center, 2nd Floor
     Office 201/202
     P.C. 3030
     Limassol, Cyprus
     Attention: Michael Davies
     Fax: 011 357 253 618 57

     with a copy to:

     Dickstein Shapiro Morin & Oshinsky LLP
     1177 Avenue of the Americas
     New York, New York 10036
     Facsimile:  (212) 997-9880
     Attention:  Malcolm I. Ross, Esq.

     if to the Company, to:

     Metromedia International Group, Inc.
     8000 Tower Point Drive
     Charlotte, North Carolina 28227
     Attention: General Counsel
     Facsimile: (704) 845-1835

     with a copy to:

     Paul, Weiss, Rifkind, Wharton & Garrison LLP
     1285 Avenue of the Americas
     New York, New York  10019
     Telephone: (212) 373-3000
     Telecopy:  (212) 757-3990
     Attention: James M. Dubin, Esq.
                Jeffrey D. Marell, Esq.

     if to the Principal Stockholders, to:

     c/o Metromedia Company
     21 Main Street
     Court Plaza South
     Hackensack, NJ 07601
     Telephone: (201) 531-8000
     Telecopy:  (201) 531-2804
     Attention: Stuart Subotnick
     with a copy to:

     Metromedia Company
     21 Main Street
     Court Plaza South
     Hackensack, NJ 07601
     Telephone: (201) 531-8000
     Telecopy:  (201) 531-2804
     Attention: General Counsel

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto given in accordance with this
Section 7.16. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 7.16.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company and each Principal Stockholder has caused this Agreement to be duly executed as of the date hereof.

                                            PISCES INVESTMENT LIMITED

                                            By: /s/ Mohamed Amersi
                                                --------------------------------
                                                Name:  Mohamed Amersi
                                                Title: Director


                                            METROMEDIA INTERNATIONAL GROUP, INC.

                                            By: /s/ Mark S. Hauf
                                                -------------------------------
                                                Name:  Mark S. Hauf
                                                Title: Chairman & CEO


                                            THE PRINCIPAL STOCKHOLDERS:
                                            ---------------------------

                                            METROMEDIA COMPANY


                                            By: /s/ Stuart Subotnick
                                                --------------------------------
                                                Name:  Stuart Subotnick
                                                Title: Partner


                                            THE TRUST, DATED AS OF MAY 30,
                                            1984, AS AMENDED AND RESTATED,
                                            JOHN W. KLUGE, AS GRANTOR, AND
                                            JOHN W. KLUGE, MANUFACTURERS
                                            HANOVER TRUST COMPANY (N/K/A
                                            J.P. MORGAN CHASE BANK) AND
                                            STUART SUBOTNICK, AS TRUSTEES


                                            By: /s/ Stuart Subotnick
                                                --------------------------------
                                                Name:  Stuart Subotnick
                                                Title: Trustee

                                            THE TRUST, DATED AS OF
                                            DECEMBER 14, 2001, BETWEEN JOHN
                                            W. KLUGE, AS GRANTOR AND
                                            STUART SUBOTNICK AND JP
                                            MORGAN TRUST COMPANY OF
                                            DELAWARE AS TRUSTEES


                                            By: /s/ Stuart Subotnick
                                                --------------------
                                                Name:  Stuart Subotnick
                                                Title: Trustee


                                                 /s/ Stuart Subotnick
                                            ------------------------------------
                                                    [Stuart Subotnick]

                                                                 Schedule 3.3(a)
                                                                 ---------------

Principal Stockholder                        Owned Common Stock
---------------------                        ------------------


Stuart Subotnick                                 314,325


Metromedia Company,                              12,415,455
a Delaware general partnership


The Trust, dated December 14, 2001
between John W. Kluge as Grantor
and Stuart Subotnick and JP Morgan
Trust Company of Delaware, as Trustees           4,604,548


The Trust, dated as of May 30, 1984,             0
as amended and restated, John W. Kluge,
as grantor, and John W. Kluge,
Manufacturers Hanover Trust Company
(n/k/a J.P. Morgan Chase Bank) and
Stuart Subotnick, as trustees

                                                                 Schedule 3.3(b)
                                                                 ---------------

Principal Stockholder                       Common Stock Equivalents
---------------------                       ------------------------


Stuart Subotnick                            200,000 shares of 7.25% cumulative
                                            convertible preferred stock of the
                                            Company;

                                            Options to purchase 2,050,000 shares
                                            of Common Stock


Metromedia Company,                         0
a Delaware general partnership


The Trust, dated December 14, 2001          200,000 shares of 7.25% cumulative
between John W. Kluge as Grantor            convertible preferred stock of the
and Stuart Subotnick and JP Morgan          Company;
Trust Company of Delaware, as Trustees
                                            Options to purchase 1,000,000 shares
                                            Common Stock

The Trust, dated as of May 30, 1984,        0
as amended and restated, John W. Kluge,
as grantor, and John W. Kluge,
Manufacturers Hanover Trust Company
(n/k/a J.P. Morgan Chase Bank) and
Stuart Subotnick, as trustees